UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.               Regulation FD Disclosure.

Beginning at 9:40 a.m. (EST) on November 14, 2006, State Street is undertaking a webcast analyst and investor presentation by its Chairman and Chief Executive Officer.  A supporting exhibit outlining the presentation is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.  The presentation will be accessible, when made, on State Street’s investor relations homepage, at http://www.statestreet.com/stockholder.  Recorded replays of the presentations will also be available on State Street’s investor relations homepage at http://www.statestreet.com/stockholder.

Item 9.01.               Financial Statements and Exhibits.

(c)   Exhibits.   A supporting exhibit outlining the presentation made on November 14, 2006 is furnished herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Pamela D. Gormley
	Name:	Pamela D. Gormley
	Title:	Executive Vice President and Corporate Controller

Date: November 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of supporting exhibit outlining the presentation made on November 14, 2006.